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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 24, 2004
                                                          ---------------

                            THE BON-TON STORES, INC.
                            ------------------------
                 (Exact Name of Registrant Specified in Charter)

                                  Pennsylvania
                             ----------------------
                                 (State or Other
                                 Jurisdiction of
                                 Incorporation)

                                     0-19517
                              --------------------
                                (Commission File
                                     Number)

                                   23-2835229
                                  -------------
                                (I.R.S. Employer
                              Identification No.)

                              2801 E. Market Street
                               York, Pennsylvania
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                      17402
                                   ----------
                                   (Zip Code)

        Registrants telephone number, including area code: (717) 757-7660
                                                           ---------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17
  ___ CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR ___ 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the
  ___ Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the
  ___ Exchange Act (17 CFR 240.13e4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

      On August 24, 2004, The Bon-Ton Stores, Inc. (the "Company") appointed Byron L. Bergren, 57, as the Company's President and Chief Executive Officer, and the Company's Board of Directors elected Mr. Bergren as a Director.

      Mr. Bergren has served as Vice Chairman of the Company since November 2003 and as President and Chief Executive Officer of The Elder-Beerman Stores Corp. since February 2002. He served as Chairman of the Southern Division of Belk Stores, Inc. from 1999 to February 2002, as Partner of the Florida Division of Belk Stores from 1992 to 1999, and in senior executive positions at Belk Stores from 1985 to 1992.

      Mr. Bergren's employment agreement commenced August 24, 2004 and continues to January 31, 2008. It provides for a minimum annual base salary of $700,000 and a bonus in accordance with criteria established by the Compensation Committee of the Board of Directors. The maximum bonus for fiscal 2004 is 100% of Mr. Bergren's fiscal 2004 base salary, and the maximum bonus for each fiscal year thereafter is 150% of his base salary in each respective fiscal year. If Mr. Bergren is discharged without cause or resigns for good reason (each as defined in the employment agreement) prior to August 24, 2005, he will continue to receive his base salary for one year. If Mr. Bergren is discharged without cause or resigns for good reason on or after August 24, 2005, he will continue to receive his base salary for the greater of one year or the remaining term of the employment agreement. Upon a change in control (as defined in the employment agreement) of the Company, all options and shares of restricted stock held by Mr. Bergren will immediately vest and, upon termination of his employment under certain circumstances after a change in control, Mr. Bergren will be entitled to a payment equal to the lesser of (i) 2.99 times his base salary at the time of the change in control, and (ii) the maximum amount permitted by Section 280G of the Internal Revenue Code of 1986, as amended. Mr. Bergren's employment agreement also provides that he will be nominated to serve as a Director and that he will be granted, effective August 24, 2004, 35,000 restricted shares of the Company's common stock which vest on January 31, 2008 and options to purchase 125,000 shares of the Company's common stock which vest in three equal installments on January 31, 2006, January 31, 2007 and January 31, 2008.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        The Bon-Ton Stores, Inc.

                                        By: /s/ Keith E. Plowman
                                           -------------------------------------
                                           Keith E. Plowman
                                           Senior Vice President, Finance
                                           and Principal Accounting Officer

Dated: August 27, 2004